UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 205

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2022

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-10 Union St. 2nd Floor Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(718) 799-0380

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On December 16, 2022, Jiayi Technologies (Xianning) Co., Ltd. (the “Jiayi”), a whole owned subsidiary of Planet Green Holdings Corp. (the “Company”), entered into a Termination Agreement (the “Termination Agreement”) with Xiaodong Cai (the “Shareholder”) and Anhui Ansheng Petrochemical Equipment Co., Ltd. (the “Ansheng”), pursuant to which, among other things and subject to the terms and conditions contained therein, Jiayi, the Shareholder and Ansheng agreed to terminate all of the rights and obligations under the Amended and Restated Business Cooperation Agreement, the Consultation and Service Agreement, the Equity Option Agreement, the Equity Pledge Agreement, the Voting Rights Proxy and Financial Supporting Agreement and the Power of Attorney (collectively, the “VIE Agreements”) entered among and between Jiayi, the Shareholder and Ansheng on February 11, 2022. As consideration to the termination of the VIE Agreements, the Shareholder shall pay RMB 6,000,000 to Jiayi upon execution and delivery of the Termination Agreement. As a result of the completion of the transaction, the Company no longer consolidates Ansheng’s financial statements into the financial statements of the Company for accounting purpose. The transaction was completed on December 16, 2022.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above relating to the closing of the VIE Agreements termination transaction is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Termination Agreement among and between Jiayi (Xianning) Technologies Co., Ltd., Xiaodong Cai and Anhui Ansheng Petrochemical Equipment Co., Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 16, 2022	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer and Chairman

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